EXHIBIT 10.1

AVINO SILVER & GOLD MINES LTD.

Common Shares

(no par value)

SALES AGREEMENT

June 13, 2025

Cantor Fitzgerald & Co.

110 East 59th Street

New York, NY 10022

H.C. Wainwright & Co., LLC

430 Park Avenue, 3rd Fl.

New York, NY 10022

Roth Capital Partners, LLC

888 San Clemente Drive

Newport Beach, CA 92660

A.G.P./Alliance Global Partners

590 Madison Avenue, 28th Floor

New York, NY 10022

Ladies and Gentlemen:

Avino Silver & Gold Mines Ltd. (the “Company”), a company amalgamated under the Business Corporations Act (British Columbia), confirms its agreement (this “Agreement”) with Cantor Fitzgerald & Co., H.C. Wainwright & Co., LLC, Roth Capital Partners, LLC and A.G.P./Alliance Global Partners (collectively, the “Agents” and each individually an “Agent”), as follows:

1. Issuance and Sale of Shares. The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through the Agents, common shares of the Company, with no par value (the “Common Shares”); provided, however, that in no event shall the Company issue or sell through the Agents such number or dollar amount of the Common Shares (the “Placement Shares”) that (a) exceeds the number or dollar amount of Common Shares registered pursuant to the effective Registration Statement (as defined below) pursuant to which the offering will be made, (b) exceeds the number of authorized but unissued Common Shares or (c) exceeds the number or dollar amount of Common Shares for which the Company has filed a Prospectus Supplement (as defined below) (the lesser of (a), (b) and (c), the “Maximum Amount”). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 on the Maximum Amount of Placement Shares issued and sold under this Agreement shall be the sole responsibility of the Company and that Agents shall have no obligation in connection with such compliance. The issuance and sale of Placement Shares through Agents will be effected pursuant to the Registration Statement (as defined below) filed by the Company and declared effective by the United States Securities and Exchange Commission (the “Commission”) on May 28, 2025, although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue Common Shares.

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The Company has prepared and filed with the securities commissions or similar regulatory authorities (collectively, the “Canadian Securities Regulators”) in each of the provinces of Canada, except for Quebec (collectively, the “Provinces”) a final short form base shelf prospectus dated May 26, 2025, relating to the offering of up to an aggregate of US$100,000,000 of Common Shares, warrants, subscription receipts, debt securities and units comprising any combination thereof (together with any documents incorporated therein by reference, and any supplements or amendments thereto, the “Canadian Base Prospectus”) in accordance with the securities laws applicable in the Provinces and the respective rules, regulations and orders made thereunder, together with applicable published instruments, notices and orders of the Canadian Securities Regulators (collectively, the “Canadian Securities Laws”). The Company has prepared the Canadian Base Prospectus pursuant to National Instrument 44-101 Short Form Prospectus Distributions and National Instrument 44-102 Shelf Distributions (“NI 44-102”) (together, the “Shelf Procedures”). The Company has obtained from the British Columbia Securities Commission, as principal regulator of the Company under Canadian Securities Laws, evidence that a receipt for the Canadian Base Prospectus has been issued, or deemed to have been issued, by each of the Canadian Securities Regulators. Notwithstanding the foregoing, no Placement Shares will be issued and sold in any Province of Canada unless approved or permitted by the appropriate Canadian Securities Regulators having jurisdiction thereof.

The Company has prepared and filed with the Commission pursuant to the Canada/U.S. Multi-Jurisdictional Disclosure System adopted by the Canadian Securities Administrators and the Commission, a registration statement on Form F-10 (Registration No. 333-287246) registering the offering and sale of up to an aggregate of US$100,000,000 of Common Shares, warrants, subscription receipts, debt securities and units comprising any combination thereof under the U.S. Securities Act of 1933, as amended (together with the rules and regulations thereunder, the “Securities Act”), including the Canadian Base Prospectus (together with any documents incorporated therein by reference, any supplements or amendments thereto and with such deletions therefrom and additions or changes thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission (the “Rules and Regulations”)(the “U.S. Base Prospectus”)). The Canadian Base Prospectus and the U.S. Base Prospectus are hereinafter collectively sometimes referred to as the “Base Prospectuses.”

The Company has filed, or will file, (i) with the Canadian Securities Regulators, in accordance with the Shelf Procedures, a prospectus supplement setting forth the Shelf Information (as defined below) (including any documents incorporated therein by reference and any supplements or amendments thereto, the “Canadian Prospectus Supplement”), and (ii) with the Commission, in accordance with General Instruction II.L of Form F-10, the Canadian Prospectus Supplement (with such deletions therefrom and additions or changes thereto as are permitted or required by Form F-10 and the applicable Rules and Regulations, the “U.S. Prospectus Supplement”). The information, if any, included in the Canadian Prospectus Supplement that is omitted from the Canadian Base Prospectus but that is deemed under the Shelf Procedures to be incorporated by reference into the Canadian Base Prospectus as of each Applicable Time (as defined in Section 25 hereof), is referred to herein as the “Shelf Information.” The U.S. Prospectus Supplement and the Canadian Prospectus Supplement are hereinafter collectively sometimes referred to as the “Prospectus Supplements.”

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The registration statement on Form F-10, including the exhibits thereto and the documents incorporated by reference therein and including the U.S. Prospectus (as defined below), as amended or supplemented in connection with the execution and delivery of this Agreement, is herein called the “Registration Statement.” Any reference to any amendment or supplement to the Registration Statement or the U.S. Prospectus shall be deemed to refer to and include any documents filed with the Canadian Securities Regulators and the Commission after the effectiveness of such Registration Statement or the date of such U.S. Prospectus and prior to the termination of this Agreement and which are incorporated by reference in such Registration Statement or U.S. Prospectus.  The term “Canadian Prospectus” shall refer to the Canadian Base Prospectus, as supplemented by any Canadian Prospectus Supplement relating to the Placement Shares, including, in each case, the documents incorporated by reference therein.  The term “U.S. Prospectus” shall refer to the U.S. Base Prospectus, as supplemented by any U.S. Prospectus Supplement relating to the Placement Shares, including, in each case, the documents incorporated by reference therein, including any Issuer Free Writing Prospectus (as defined below).  Any amendment to the Canadian Prospectus, and any amended or supplemented prospectus or auxiliary material, information, evidence, return, report, application, statement or document that may be filed by or on behalf of the Company under the Canadian Securities Laws prior to the termination of this Agreement that is incorporated into the Canadian Prospectus or, where such document is deemed to be incorporated by reference into the Canadian Prospectus, prior to the termination of this Agreement, is referred to herein collectively as the “Supplementary Material.”  The U.S. Prospectus and the Canadian Prospectus are hereinafter collectively sometimes referred to as the “Prospectuses.”  For purposes of this Agreement, all references to the Registration Statement, the U.S. Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System, or if applicable, the Interactive Data Electronic Application system when used by the Commission (collectively, “EDGAR”).

2. Placements. Each time that the Company wishes to issue and sell Placement Shares hereunder (each, a “Placement”), it will notify Cantor Fitzgerald & Co. (the “Designated Agent”) by email notice (if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto reply) (or other method mutually agreed to in writing by the parties) of the number of Placement Shares to be issued, the time period during which sales are requested to be made, any limitation on the number of Placement Shares that may be sold in any one day and any minimum price below which sales may not be made (a “Placement Notice”), the form of which is attached hereto as Schedule 1. The Placement Notice shall originate from any of the individuals from the Company set forth on Schedule 3 (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from the Designated Agent set forth on Schedule 3, as such Schedule 3 may be amended from time to time. The Placement Notice shall be effective unless and until (i) in accordance with the notice requirement provided for in Section 4, the Designated Agent declines to accept the terms contained therein for any reason, in its sole discretion, (ii) the entire amount of the Placement Shares, either the Maximum Amount under this Agreement, under the relevant Prospectus Supplement or pursuant to a Placement Notice have been sold and settled in accordance with the terms hereof, (iii) the Company suspends or terminates the Placement Notice in accordance with the notice requirement provided for in Section 4 or (iv) this Agreement has been terminated under the provisions of Section 12. The amount of any discount, commission or other compensation to be paid by the Company to Designated Agent in connection with the sale of the Placement Shares shall be calculated in accordance with the terms set forth in Schedule 2. It is expressly acknowledged and agreed that neither the Company nor the Designated Agent will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until the Company delivers a Placement Notice to the Designated Agent and the Designated Agent does not decline such Placement Notice pursuant to the terms set forth above, and then only upon the terms specified therein and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice, the terms of the Placement Notice will control.

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3. Sale of Placement Shares by the Designated Agent. Subject to the provisions of Section 5(a), the Designated Agent, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable U.S. state and federal laws, rules and regulations and, if applicable, the rules of the NYSE American and the Toronto Stock Exchange (“TSX”) (the “Exchanges”), to sell the Placement Shares up to the amount specified, and otherwise in accordance with the terms of such Placement Notice. The Designated Agent will provide written confirmation to the Company no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Placement Shares hereunder setting forth the number of Placement Shares sold on such day, the average sale price realized, the compensation payable by the Company to the Designated Agent pursuant to Section 2 with respect to such sales, and the Net Proceeds (as defined below) payable to the Company, with an itemization of the deductions made by the Designated Agent (as set forth in Section 5(b)) from the gross proceeds that it receives from such sales. Subject to the terms of the Placement Notice, the Designated Agent may sell Placement Shares by any method permitted by law deemed to be an “at-the-market distribution” as defined in NI 44-102, including, without limitation, sales made directly on or through the NYSE American or any other existing trading market for the Common Shares in the United States at market prices prevailing at the time of sale or at prices related to such prevailing market prices. With the prior written consent of the Company, which may be provided in the terms of a Placement Notice, the Designated Agent may also sell the Placement Shares in negotiated transactions in the United States to purchasers approved by the Company at market prices prevailing at the time of the sale or at prices related to such prevailing market prices and/or any other method permitted by law, subject to prior written consent of the TSX and NYSE American, if applicable. “Trading Day” means any day on which Common Shares is traded on the NYSE American.

4. Suspension of Sales. The Company or the Designated Agent may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Schedule 3, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other party set forth on Schedule 3), suspend any sale of Placement Shares (a “Suspension”); provided, however, that such suspension shall not affect or impair any party’s obligations with respect to any Placement Shares sold hereunder prior to the receipt of such notice. While a Suspension is in effect any obligation under Sections 7(l), 7(m) 7(n), and 7(o) with respect to the delivery of certificates, opinions, or comfort letters to the Agents, shall be waived, provided, however, that such waiver shall not apply for the Representation Date (defined below) occurring on the date that the Company files its Annual Report on Form 40-F. Each of the parties agrees that no such notice under this Section 4 shall be effective against any other party unless it is made to one of the individuals named on Schedule 3 hereto, as such Schedule may be amended from time to time.

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5. Sale and Delivery to the Designated Agent; Settlement.

(a) Sale of Placement Shares. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, upon the Designated Agent’s acceptance of the terms of a Placement Notice, and unless the sale of the Placement Shares described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, the Designated Agent, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices, applicable law and regulations and the rules of the Exchanges to sell such Placement Shares up to the amount specified, and otherwise in accordance with the terms of such Placement Notice. The Company acknowledges and agrees that (i) there can be no assurance that the Designated Agent will be successful in selling Placement Shares, (ii) the Designated Agent will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Shares for any reason other than a failure by the Designated Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices, applicable law and regulations and the rules of the Exchanges to sell such Placement Shares as required under this Agreement and (iii) the Designated Agent shall be under no obligation to purchase Placement Shares on a principal basis pursuant to this Agreement, except as otherwise agreed by the Designated Agent and the Company.

(b) Settlement of Placement Shares. Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Shares will occur on the first (1st) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date”). The Designated Agent shall notify the Company of each sale of Placement Shares no later than the opening of the Trading Day immediately following the Trading Day on which it has made sales of Placement Shares hereunder. The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Shares sold (the “Net Proceeds”) will be equal to the aggregate sales price received by the Designated Agent, after deduction for (i) the Designated Agent’s commission, discount or other compensation for such sales payable by the Company pursuant to Section 2 hereof, and (ii) any transaction fees imposed by any Governmental Authority in respect of such sales.

(c) Delivery of Placement Shares. On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Shares being sold by crediting the Designated Agent’s or its designee’s account (provided the Designated Agent shall have given the Company written notice of such designee at least one Trading Day prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Settlement Date, the Designated Agent will deliver the related Net Proceeds in same day funds to an account designated by the Company on, or prior to, the Settlement Date. The Company agrees that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver Placement Shares on a Settlement Date, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Section 10(a) hereto, it will (i) hold the Designated Agent harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company or its transfer agent (if applicable) and (ii) pay to the Designated Agent any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

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(d) Denominations; Registration. Certificates for the Placement Shares, if any, shall be in such denominations and registered in such names as the Designated Agent may request in writing at least one full Business Day (as defined below) before the Settlement Date. The certificates for the Placement Shares, if any, will be made available by the Company for examination and packaging by the Designated Agent in The City of New York not later than noon (New York time) on the Business Day prior to the Settlement Date.

(e) Limitations on Offering Size. Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares if, after giving effect to the sale of such Placement Shares, the aggregate gross sales proceeds of Placement Shares sold pursuant to this Agreement would exceed the lesser of (A) together with all sales of Placement Shares under this Agreement, the Maximum Amount, (B) the amount available for offer and sale under the currently effective Registration Statement and (C) the amount authorized from time to time to be issued and sold under this Agreement by the Company’s board of directors, a duly authorized committee thereof or a duly authorized executive committee, and notified to the Agents in writing. Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares pursuant to this Agreement at a price lower than the minimum price authorized by the Exchanges and, from time to time, by the Company’s board of directors, a duly authorized committee thereof or a duly authorized executive committee, and notified to the Agents in writing. Further, under no circumstances shall the Company cause or permit the aggregate offering amount of Placement Shares sold pursuant to this Agreement to exceed the Maximum Amount or the maximum amount prescribed by Section 9 of NI 44-102.

6. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with each of the Agents that as of the date of this Agreement and as of each Applicable Time (as defined below):

(a) Registration Statement and Prospectuses. The Company is a “foreign private issuer” (as defined in Rule 405 under the Securities Act) and meets the requirements for use of Form F-10 under the Securities Act and is eligible for the use of the Shelf Procedures under Canadian Securities Laws; no order suspending the trading or distribution of the Common Shares has been issued by any Canadian Securities Regulator, the Exchanges or Canadian Investment Regulatory Organization of Canada (“CIRO”), and no proceedings, for that purpose, have been instituted or are pending or, to the Company’s knowledge, are contemplated by any Canadian Securities Regulator; no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceedings for that purpose have been instituted or are pending or to the Company’s knowledge, are contemplated by the Commission; the Registration Statement, including the U.S. Base Prospectus and such amendments to such Registration Statement as may have been required to the date of this Agreement, has been prepared by the Company under the applicable provisions of the Securities Act and has been filed with the Commission; pursuant to Rule 467(b) under the Securities Act, the Registration Statement became effective on May 28, 2025. The Registration Statement and the Prospectuses and the offer and sale of Placement Shares as contemplated hereby meet the requirements of NI 44-102 and comply in all material respects with the provisions thereof and other applicable Canadian Securities Laws. Any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectuses or to be filed as exhibits to the Registration Statement or the Prospectuses have been so described or filed. Copies of the Registration Statement, the U.S. Prospectus or the Canadian Prospectus, and any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission or the Canadian Securities Regulators, as applicable, on or prior to the date of this Agreement have been delivered, or are available through EDGAR or SEDAR, as the case may be, to the Agent and its counsel. The U.S. Prospectus and the Canadian Prospectus will name the Agent as an agent in the section entitled “Plan of Distribution.” There are no reports or information that must be filed or made publicly available in connection with the listing of the Placement Shares, on the TSX (other than routine post-closing filings) that have not been filed or made publicly available as required, other than the Canadian Prospectus Supplement, there are no documents required to be filed with the Canadian Securities Regulators, in connection with the Canadian Base Prospectus, the Canadian Prospectus Supplement or the Canadian Prospectus that have not been filed as required. The Commission has not issued an order preventing or suspending the use of the U.S. Base Prospectus, any Permitted Free Writing Prospectus (as defined below) or the U.S. Prospectus relating to the proposed offering of the Placement Shares and no proceedings for such purpose have been instituted or are pending or, to the Company’s knowledge, are contemplated or threatened by the Commission. The Company has not distributed and, prior to the later to occur of each Settlement Date and completion of the distribution of the Placement Shares, will not distribute any offering material in connection with the offering or sale of the Placement Shares other than the Registration Statement and the U.S. Prospectus and any Issuer Free Writing Prospectus to which the Agent has consented.

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(b) No Misstatement or Omission. At the respective times each part of the Registration Statement and each amendment thereto became effective, the Registration Statement complied in all material respects with the Securities Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. On the date the Canadian Prospectus Supplement was filed with the Canadian Securities Regulators, the date the U.S. Prospectus Supplement was filed with the Commission, at each Applicable Time and on each Settlement Date, (A) the Canadian Prospectus, together with any Supplementary Material, as of the date thereof, did and will comply in all material respects with the requirements of the Canadian Securities Laws pursuant to which it has been filed and did and will provide full, true and plain disclosure of all material facts (as defined in the Canadian Securities Laws) relating to the Company and the Material Subsidiaries (as defined below) (taken as a whole) and to the Placement Shares and did not and will not contain any misrepresentation (as defined in the Canadian Securities Laws), and (B) the U.S. Prospectus did and will conform to the Canadian Prospectus except for such deletions or changes therefrom and additions thereto as are permitted or required by Form F-10 and the Rules and Regulations and the U.S. Prospectus did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading. The foregoing shall not apply to statements in, or omissions from, any such document made in reliance upon, and in conformity with, information furnished to the Company by the Agents specifically for use in the preparation thereof.

(c) Conformity with Securities Act, Exchange Act and Canadian Securities Laws. The Registration Statement, each of the Prospectuses, any Issuer Free Writing Prospectus or any amendment or supplement thereto, and the documents incorporated by reference in the Registration Statement, either of the Prospectuses or any amendment or supplement thereto, when such documents were or are filed with the Commission under the Securities Act or the Exchange Act or with the Canadian Securities Regulators, or became or become effective under the Securities Act or the Canadian Securities Laws, as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act, the Exchange Act, and the Canadian Securities Laws, as applicable, other than any non-compliance which would not have a Material Adverse Effect (as defined below).

(d) Financial Information. The consolidated financial statements of the Company included or incorporated by reference in the Registration Statement, either of the Prospectuses and the Permitted Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the Material Subsidiaries (as defined below) as of the dates indicated and the consolidated statements of comprehensive loss, shareholders’ equity and cash flows of the Company for the periods specified. Such financial statements, schedules, and notes conform in all material respects with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”), or if applicable, United States generally accepted accounting principles (“GAAP”), applied on a consistent basis during the periods involved; the other financial and statistical data with respect to the Company and the Material Subsidiaries (as defined below) contained or incorporated by reference in the Registration Statement, the Prospectuses and the Issuer Free Writing Prospectuses, if any, are accurately and fairly presented in all material respects and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement or the Prospectuses that are not included or incorporated by reference as required; the Company and the Material Subsidiaries (as defined below) do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement, and the Prospectuses and all disclosures contained or incorporated by reference therein; and no other financial statements are required to be set forth or to be incorporated by reference in the Registration Statement or the U.S. Prospectus or the Issuer Free Writing Prospectuses under the Securities Act or the Canadian Prospectus under Canadian Securities Laws.

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(e) Statistical, Industry-Related and Market-Related Data. The statistical, industry-related and market-related data included in the Registration Statement and the Prospectuses are based on or derived from sources that the Company reasonably believes are reliable and accurate, and such data agrees with the sources from which they are derived.

(f) Conformity with EDGAR Filing. The U.S. Prospectus delivered to Agents for use in connection with the sale of the Placement Shares pursuant to this Agreement will be identical to the versions of the U.S. Prospectus created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S‑T.

(g) Organization. The Company and each of its Material Subsidiaries (as defined below) are, and will be, duly organized, validly existing as a corporation and in good standing (where such concept is recognized) under the laws of their respective jurisdictions of organization. The Company and each of the Material Subsidiaries (as defined below) are, and will be, duly licensed or qualified as a foreign corporation for transaction of business and in good standing under the laws of each other jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such license or qualification, and have all corporate power and authority necessary to own or hold their respective properties and to conduct their respective businesses as described in the Registration Statement and the Prospectuses, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect or would reasonably be expected to have a material adverse effect on or affecting the assets, business, operations, earnings, properties, condition (financial or otherwise), prospects, shareholders’ equity or results of operations of the Company and the Material Subsidiaries (as defined below) taken as a whole, or prevent or materially interfere with consummation of the transactions contemplated hereby (a “Material Adverse Effect”).

(h) Subsidiaries. The subsidiaries set forth on Schedule 4 (collectively, the “Material Subsidiaries”), include all of the Company’s significant subsidiaries (as such term is defined in Rule 1‑02 of Regulation S‑X promulgated by the Commission). Except as set forth in the Registration Statement and in the Prospectuses, the Company owns, directly or indirectly, all of the equity interests of the Material Subsidiaries free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction, and all the equity interests of the Material Subsidiaries are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. No Material Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Material Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Material Subsidiary from the Company or from transferring any of such Material Subsidiary’s property or assets to the Company or any other subsidiary of the Company.

(i) No Violation or Default. Neither the Company nor any of the Material Subsidiaries is (i) in violation of its Memorandum or Articles or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Material Subsidiaries is a party or by which the Company or any of the Material Subsidiaries is bound or to which any of the property or assets of the Company or any of the Material Subsidiaries are subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of each of clauses (ii) and (iii) above, for any such violation or default that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, no other party under any material contract or other agreement to which it or any of the Material Subsidiaries is a party is in default in any respect thereunder where such default would have a Material Adverse Effect.

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(j) No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectuses and the Permitted Free Writing Prospectuses, if any (including any document deemed incorporated by reference therein), there has not been (i) any Material Adverse Effect or the occurrence of any development that the Company reasonably expects will result in a Material Adverse Effect, (ii) any transaction which is material to the Company and the Material Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any subsidiary, which is material to the Company and the Material Subsidiaries taken as a whole, (iv) any material change in the capital stock or outstanding long-term indebtedness of the Company or any of the Material Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Material Subsidiary, other than in each case above in the ordinary course of business or as otherwise disclosed in the Registration Statement or Prospectuses (including any document deemed incorporated by reference therein).

(k) Capitalization. The issued and outstanding shares of capital stock of the Company have been validly issued, are fully paid and non-assessable and, other than as disclosed in the Registration Statement or the Prospectuses, are not subject to any preemptive rights, rights of first refusal or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectuses as of the dates referred to therein (other than the grant of additional options under the Company’s existing stock option plans, or changes in the number of outstanding Common Shares due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, Common Shares outstanding on the date hereof) and such authorized capital stock conforms to the description thereof set forth in the Registration Statement and the Prospectuses. The description of the securities of the Company in the Registration Statement and the Prospectuses is complete and accurate in all material respects. Except as disclosed in or contemplated by the Registration Statement or the Prospectuses, as of the date referred to therein, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities.

(l) Authorization; Enforceability. The Company has full corporate right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles.

(m) Authorization of Placement Shares. The Placement Shares, when issued and delivered pursuant to the terms approved by the board of directors of the Company or a duly authorized committee thereof, or a duly authorized executive committee, against payment therefor as provided herein, will be duly and validly authorized and issued and fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights, and will be registered pursuant to Section 12 of the Exchange Act. The Placement Shares, when issued, will conform in all material respects to the description thereof set forth in or incorporated into the Prospectuses.

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(n) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any Governmental Authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale by the Company of the Placement Shares, except for (i) the qualification of the Placement Shares for distribution in the United States from the Canadian Securities Regulators; and (ii) such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable U.S. state securities laws or by the by‑laws and rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or the Exchanges in connection with the sale of the Placement Shares by the Agents.

(o) No Preferential Rights. Except as set forth in the Registration Statement and the Prospectuses, (i) no person, as such term is defined in Rule 1‑02 of Regulation S‑X promulgated under the Securities Act (each, a “Person”), has the right, contractual or otherwise, to cause the Company to issue or sell to such Person any Common Shares or shares of any other capital stock or other securities of the Company, (ii) no Person has any preemptive rights, resale rights, rights of first refusal, rights of co-sale, or any other rights (whether pursuant to a “poison pill” provision or otherwise) to purchase any Common Shares or shares of any other capital stock or other securities of the Company, (iii) no Person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Common Shares, and (iv) no Person has the right, contractual or otherwise, to require the Company to register under the Securities Act or qualify for distribution under Canadian Securities Laws any Common Shares or shares of any other capital stock or other securities of the Company, or to include any such shares or other securities in the Registration Statement or the Prospectuses or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Placement Shares as contemplated thereby or otherwise.

(p) Independent Public Accounting Firm. Deloitte LLP (the “Accountant”), whose report on the consolidated financial statements of the Company are filed with the Commission as part of the Company’s most recent Annual Report on Form 40-F filed with the Commission and incorporated by reference into the Registration Statement and the Prospectuses, are and, during the periods covered by their reports, were independent registered public accounting firms within the meaning of the Securities Act, the Exchange Act and the Public Company Accounting Oversight Board (United States) and applicable Canadian Securities Laws, and there has never been a “reportable event” (within the meaning of National Instrument 51-102 – Continuous Disclosure Obligations (“NI 51-102”)) between the Company and the Accountant (or any other former accountant or auditor). To the Company’s knowledge, after due and careful inquiry, the Accountant is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) or with respect to the Company. Moreover, the Accountant is considered an independent accountant as required under Canadian Securities Laws and there has never been a reportable disagreement (within the meaning of NI 51-102) with the present or former auditors of the Company. The Company’s audit committee is comprised and operates in accordance with the requirements of National Instrument 52-110 – Audit Committees of the Canadian Securities Administrators, each member of which is “independent” within the meaning of such instrument.

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(q) Enforceability of Agreements. All agreements between the Company and third parties expressly referenced in the Registration Statement and the Prospectuses are legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and (ii) the indemnification provisions of certain agreements may be limited by federal, state or provincial securities laws or public policy considerations in respect thereof.

(r) No Litigation. Except as set forth in the Registration Statement or the Prospectuses, there are no legal, governmental or regulatory actions, suits or proceedings pending, nor, to the Company’s knowledge, any legal, governmental or regulatory audits or investigations, to which the Company or a subsidiary is a party or to which any property of the Company or any of the Material Subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company or any of the Material Subsidiaries, would reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; to the Company’s knowledge, no such actions, suits or proceedings are threatened or contemplated by any Governmental Authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory audits or investigations, actions, suits or proceedings that are required under the Securities Act or the Canadian Securities Laws to be described in the Prospectuses that are not so described; and (ii) there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement that are not so filed.

(s) Intellectual Property. Except as disclosed in the Registration Statement and the Prospectuses, the Company and the Material Subsidiaries own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”), necessary for the conduct of their respective businesses as now conducted except to the extent that the failure to own, possess, license or otherwise hold adequate rights to use such Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in the Registration Statement and the Prospectuses (i) there are no rights of third parties to any such Intellectual Property owned by the Company and the Material Subsidiaries; (ii) to the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s and the Material Subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company and the Material Subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others; (vi) to the Company’s knowledge, there is no third-party U.S. patent or published U.S. patent application which contains claims for which an Interference Proceeding (as defined in 35 U.S.C. § 135) has been commenced against any patent or patent application described in the Registration Statement and the Prospectuses as being owned by or licensed to the Company; and (vii) the Company and the Material Subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or such subsidiary, and all such agreements are in full force and effect, except, in the case of any of clauses (i)-(vii) above, for any such infringement by third parties or any such pending or threatened suit, action, proceeding or claim as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

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(t) Market Capitalization. At the time the Registration Statement was originally declared effective, and at the time the Company’s most recent Annual Report on Form 40-F was filed with the Commission, the Company met the then applicable requirements for the use of Form F-10 under the Securities Act.

(u) No Material Defaults. Neither the Company nor any of the Material Subsidiaries has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. The Company has not filed a report pursuant to Section 13(a) or 15(d) of the Exchange Act since the filing of its last Annual Report on Form 40-F, indicating that it (i) has failed to pay any dividend or sinking fund installment on preferred stock or (ii) has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(v) Certain Market Activities. Neither the Company, nor any of the Material Subsidiaries, nor any of their respective directors, officers or controlling persons has taken, directly or indirectly, any action designed, or that has constituted or might reasonably be expected to cause or result in, under the Exchange Act, Canadian Securities Laws or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Placement Shares.

(w) Broker/Dealer Relationships. Neither the Company nor any of the Material Subsidiaries or any related entities (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or is a “person associated with a member” or “associated person of a member” (within the meaning set forth in the FINRA Manual).

(x) No Reliance. The Company has not relied upon the Agents or legal counsel for the Agents for any legal, tax or accounting advice in connection with the offering and sale of the Placement Shares.

(y) Taxes. Except as disclosed in Registration Statement and Prospectus, the Company and each of the Material Subsidiaries have filed all U.S. federal, Canadian, state, provincial, local and foreign tax returns which have been required to be filed and paid all taxes shown thereon through the date hereof, to the extent that such taxes have become due and are not being contested in good faith, except where the failure to so file or pay would not have a Material Adverse Effect. Except as otherwise disclosed in or contemplated by the Registration Statement or the Prospectuses, no tax deficiency has been determined adversely to the Company or any of the Material Subsidiaries which has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has no knowledge of any federal, state, provincial or other governmental tax deficiency, penalty or assessment which has been or might be asserted or threatened against it which would have a Material Adverse Effect.

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(z) Title to Real and Personal Property. Except as set forth in the Registration Statement or included or incorporated by reference in the Prospectuses, the Company and the Material Subsidiaries have good and marketable title in fee simple to all items of real property owned by them, good and valid title to all personal property described in the Registration Statement or included or incorporated by reference in the Prospectuses as being owned by them that are material to the businesses of the Company or such Material Subsidiary, in each case free and clear of all liens, encumbrances and claims, except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and any of the Material Subsidiaries or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Any real or personal property described in the Registration Statement or included or incorporated by reference in the Prospectuses as being leased by the Company and any of the Material Subsidiaries is held by them under valid, existing and enforceable leases, except those that (A) do not materially interfere with the use made or proposed to be made of such property by the Company or any of the Material Subsidiaries or (B) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Each of the properties of the Company and the Material Subsidiaries complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to such properties), except if and to the extent disclosed in the Registration Statement included or incorporated by reference in the Prospectuses or except for such failures to comply that would not, individually or in the aggregate, reasonably be expected to interfere in any material respect with the use made and proposed to be made of such property by the Company and the Material Subsidiaries or otherwise have a Material Adverse Effect. None of the Company or the Material Subsidiaries has received from any governmental or regulatory authorities any notice of any condemnation of, or zoning change affecting, the properties of the Company and the Material Subsidiaries, and the Company knows of no such condemnation or zoning change which is threatened, except for such that would not reasonably be expected to interfere in any material respect with the use made and proposed to be made of such property by the Company and the Material Subsidiaries or otherwise have a Material Adverse Effect, individually or in the aggregate.

(aa) Environmental Laws. Except as set forth in the Registration Statement or the Prospectuses:

(i) each of the Company and the Material Subsidiaries is in compliance in all material respects with all applicable federal, provincial, state, municipal and local laws, statutes, ordinances, by-laws and regulations and orders, directives and decisions rendered by any ministry, department or administrative or regulatory agency, domestic or foreign (the “Environmental Laws”) relating to the protection of the environment, occupational health and safety or the processing, use, treatment, storage, disposal, discharge, transport or handling of any pollutants, contaminants, chemicals or industrial, toxic or hazardous wastes or substance (the “Hazardous Substances”);

(ii) each of the Company and the Material Subsidiaries has obtained all licenses, permits, approvals, consents, certificates, registrations and other authorizations under all applicable Environmental Laws (the “Environmental Permits”) necessary as at the date hereof for the operation of the businesses carried on or proposed to be commenced by the Company and the Material Subsidiaries and each Environmental Permit is valid, subsisting and in good standing and to the knowledge of the Company neither the Company nor the Material Subsidiaries is in default or breach of any Environmental Permit which would have a Material Adverse Effect, and no proceeding is pending or, to the knowledge of the Company or the Material Subsidiaries, threatened, to revoke or limit any Environmental Permit;

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(iii) neither the Company nor the Material Subsidiaries has used, except in compliance with all Environmental Laws and Environmental Permits, and other than as may be incidental to mineral resource exploration, development, mining, recovery, processing or milling, any property or facility which it owns or leases or previously owned or leased, to generate, manufacture, process, distribute, use, treat, store, dispose of, transport or handle any Hazardous Substance;

(iv) neither the Company nor the Material Subsidiaries (including, if applicable, any predecessor companies) has received any notice of, or been prosecuted for an offence alleging, non-compliance with any Environmental Law, and neither the Company nor the Material Subsidiaries (including, if applicable, any predecessor companies) has settled any allegation of non-compliance short of prosecution. There are no orders or directions relating to environmental matters requiring any material work, repairs, construction or capital expenditures to be made with respect to any of the assets of the Company or the Material Subsidiaries, nor has the Company or the Material Subsidiaries received notice of any of the same; and

(v) neither the Company nor the Material Subsidiaries has received any notice wherein it is alleged or stated that the Company or the Material Subsidiaries is potentially responsible for a federal, provincial, state, municipal or local clean-up site or corrective action under any Environmental Laws. Neither the Company nor the Material Subsidiaries has received any request for information in connection with any federal, state, municipal or local inquiries as to disposal sites.

(bb) Disclosure Controls. The Company and each of the Material Subsidiaries maintain systems of internal accounting controls applicable under IFRS, or if applicable under GAAP, sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting (other than as set forth in the Registration Statement and Prospectuses). Since the date of the latest audited financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectuses, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting (other than as set forth in the Prospectuses). The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a‑15 and 15d‑15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company and each of the Material Subsidiaries is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Annual Report on Form 40-F is being prepared or during the period in which financial statements will be filed or furnished with the Commission on Form 6-K. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of a date within 90 days prior to the filing date of the Form 40-F for the fiscal year most recently ended (such date, the “Evaluation Date”). The Company presented in its Form 40-F for the fiscal year most recently ended the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date and the disclosure controls and procedures are effective. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S‑K under the Securities Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

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(cc) Sarbanes-Oxley. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provisions of the Sarbanes-Oxley Act, National Instrument 52-109 – Certification of Disclosure in Issuers’ Annual and Interim Filings (“NI 52-109”) and the rules and regulations promulgated thereunder. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) and each certifying officer of the Company (or each former certifying officer of the Company and each former certifying officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it or furnished by it to the Commission and as required to be made and filed by NI 52-109. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act and “certifying officer” shall have the meanings given to such term in NI 52-109.

(dd) Mining Rights. The Avino Property and La Preciosa Property, each as defined and described in the Registration Statement or included or incorporated by reference in the Prospectuses (the “Material Properties”) are the only material resource properties in which the Company or the Material Subsidiaries have an interest; the Company or through the Material Subsidiaries, hold either freehold title, mining leases, mining concessions, mining claims, exploration permits, prospecting permits or participant interests or other conventional property or proprietary interests or rights, recognized in the jurisdiction in which the Material Properties are located, in respect of the ore bodies and minerals located on the Material Properties in which the Company (through the applicable Material Subsidiary) has an interest under valid, subsisting and enforceable title documents or other recognized and enforceable agreements, contracts, arrangements or understandings, sufficient to permit the Company (through the applicable Material Subsidiary) to explore for and exploit the minerals relating thereto; all leases or claims and permits relating to the Material Properties in which the Company (through the applicable Material Subsidiary) has an interest or right have been validly located and recorded in accordance with all applicable laws and are valid and subsisting; the Company (through the applicable Material Subsidiary) has all necessary surface rights, access rights and other necessary rights and interests relating to the Material Properties in which the Company (through the applicable Material Subsidiary) has an interest granting the Company (through the applicable Material Subsidiary) the right and ability to explore for and exploit minerals, ore and metals for development and production purposes as are appropriate in view of the rights and interest therein of the Company or the applicable Material Subsidiary, with only such exceptions as do not materially interfere with the current use made by the Company or the applicable Material Subsidiary of the rights or interest so held, and each of the proprietary interests or rights and each of the agreements, contracts, arrangements or understandings and obligations relating thereto referred to above is currently in good standing in all respects in the name of the Company or the applicable Material Subsidiary; except as disclosed in the Prospectuses, the Company and the Material Subsidiaries do not have any responsibility or obligation to pay any commission, royalty, license, fee or similar payment to any person with respect to the property rights thereof;

(i) the Company or the applicable Material Subsidiary holds direct interests in the Material Properties, as described in the Registration Statement or included or incorporated by reference in the Prospectuses (the “Project Rights”), under valid, subsisting and enforceable agreements or instruments, to the knowledge of the Company and all such agreements and instruments in connection with the Project Rights are valid and subsisting and enforceable in accordance with their terms;

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(ii) the Company and the Material Subsidiaries have identified all the permits, certificates, and approvals (collectively, the “Permits”) which are or will be required for the exploration, development and eventual or actual operation of the Material Properties, which Permits include but are not limited to environmental assessment certificates, water licenses, land tenures, rezoning or zoning variances and other necessary local, provincial, state and federal approvals; and the appropriate Permits have either been received, applied for, or the processes to obtain such Permits have been or will in due course be initiated by the Company or the applicable Material Subsidiaries; and neither the Company nor the applicable Material Subsidiaries know of any issue or reason why the Permits should not be approved and obtained in the ordinary course;

(iii) all assessments or other work required to be performed in relation to the material mining claims and the mining rights of the Company and the applicable Material Subsidiary in order to maintain their respective interests therein, if any, have been performed to date and the Company and the applicable Material Subsidiary have complied with all applicable governmental laws, regulations and policies in this regard as well as with regard to legal and contractual obligations to third parties in this regard except in respect of mining claims and mining rights that the Company and the applicable Material Subsidiary intend to abandon or relinquish and except for any non-compliance which would not either individually or in the aggregate have a Material Adverse Effect; all such mining claims and mining rights are in good standing in all respects as of the date of this Agreement;

(iv) all mining operations on the properties of the Company and the Material Subsidiaries (including, without limitation, the Material Properties) have been conducted in all respects in accordance with good mining and engineering practices and all applicable workers’ compensation and health and safety and workplace laws, regulations and policies have been duly complied with;

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(v) there are no environmental audits, evaluations, assessments, studies or tests relating to the Company or the Material Subsidiaries except for ongoing assessments conducted by or on behalf of the Company and the Material Subsidiaries in the ordinary course;

(vi) the Company made available to the respective authors thereof prior to the issuance of all of the applicable technical reports relating to the Material Properties (the “Reports”), for the purpose of preparing the Reports, as applicable, all information requested, and no such information contained any material misrepresentation as at the relevant time the relevant information was made available; the Company does not have any knowledge of a change in any production, cost, price, reserves or other relevant information provided since the dates that such information was so provided which would have a Material Adverse Effect;

(vii) the Reports accurately and completely set forth all material facts relating to the Material Properties; and since the date of preparation of the Reports, there has been no change that would disaffirm or materially change any aspect of the Reports; and

(vi) the title reports with respect to the Material Properties listed on Exhibit 6(dd) attached hereto (the “Title and Corporate Opinions”), copies of which have been provided to the Agents, are to the knowledge of the Company, correct and complete in all respects with respect to all material operations on the Material Properties on the date hereof, except as in respect of matters or concessions which are not material.

(ee) Finder’s Fees. Neither the Company nor any of the Material Subsidiaries has incurred any liability for any finder’s fees, brokerage commissions or similar payments in connection with the transactions herein contemplated, except as may otherwise exist with respect to Agents pursuant to this Agreement.

(ff) Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of the Material Subsidiaries exists or, to the knowledge of the Company, is threatened that could reasonably be expected to have resulted in a Material Adverse Effect.

(gg) Local Disputes. Except as disclosed in the Registration Statement and the Prospectuses, no dispute between the Company and any local, native or indigenous group exists, or to the Company’s knowledge, is threatened or imminent with respect to any of the Company’s properties or exploration activities that could reasonably be expected to have a Material Adverse Effect.

(hh) Investment Company Act. Neither the Company nor any of the Material Subsidiaries is or, after giving effect to the offering and sale of the Placement Shares and the application of the proceeds thereof as described in the Registration Statement and the Prospectuses, will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

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(ii) Operations. The operations of the Company and the Material Subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), the Corruption of Foreign Public Officials Act (Canada) and applicable rules and regulations thereunder, and the money laundering statutes of all jurisdictions to which the Company or its subsidiaries are subject, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”), except as would not reasonably be expected to result in a Material Adverse Effect; and no action, suit or proceeding by or before any court or Governmental Authority or any arbitrator involving the Company or any of the Material Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(jj) Off-Balance Sheet Arrangements. There are no transactions, arrangements and other relationships between and/or among the Company, and/or, to the knowledge of the Company, any of its affiliates and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an “Off Balance Sheet Transaction”) that could reasonably be expected to affect materially the Company’s liquidity or the availability of or requirements for its capital resources, including those Off Balance Sheet Transactions described in the Commission’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33‑8056; 34‑45321; FR‑61), required to be described in the Prospectus which have not been described as required.

(kk) Underwriter Agreements. The Company is not a party to any agreement with an agent or underwriter for any other “at the market” or continuous equity or debt transaction.

(ll) ERISA. To the knowledge of the Company, each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or its Canadian or foreign law equivalent, that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and any of the Material Subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”) or its Canadian or foreign law equivalent; no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code or its Canadian or foreign law equivalent, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA or its Canadian or foreign law equivalent, no “accumulated funding deficiency” as defined in Section 412 of the Code or its Canadian or foreign law equivalent has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(mm) Forward Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and no forward-looking information within the meaning of Section 1(1) of the Ontario Securities Act) (collectively, a “Forward Looking Statement”) contained or incorporated by reference in the Registration Statement and the Prospectuses has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

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(nn) Agent Purchases. The Company acknowledges and agrees that Agents have informed the Company that each Agent may, to the extent permitted under the Securities Act, the Exchange Act and FINRA, purchase and sell Common Shares for its own account while this Agreement is in effect.

(oo) Margin Rules. Neither the issuance, sale and delivery of the Placement Shares nor the application of the proceeds thereof by the Company as described in the Registration Statement and the Prospectuses will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(pp) Insurance. The Company and each of the Material Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company and each of the Material Subsidiaries reasonably believe are adequate for the conduct of their properties and as is customary for companies engaged in similar businesses in similar industries.

(qq) No Improper Practices. (i) Neither the Company nor, to the Company’s knowledge, the Material Subsidiaries, nor to the Company’s knowledge, any of their respective executive officers has, in the past five years, made any unlawful contributions to any candidate for any political office (or failed fully to disclose any contribution in violation of law) or made any contribution or other payment to any official of, or candidate for, any federal, state, provincial, municipal, or foreign office or other person charged with similar public or quasi-public duty in violation of any law or of the character required to be disclosed in the Registration Statement and the Prospectuses; (ii) no relationship, direct or indirect, exists between or among the Company or, to the Company’s knowledge, any Material Subsidiary or any affiliate of any of them, on the one hand, and the directors, officers and shareholders of the Company or, to the Company’s knowledge, any Material Subsidiary, on the other hand, that is required by the Securities Act or Canadian Securities Laws to be described in the Registration Statement and the Prospectuses that is not so described; (iii) no relationship, direct or indirect, exists between or among the Company or any Material Subsidiary or any affiliate of them, on the one hand, and the directors, officers, or shareholders of the Company or, to the Company’s knowledge, any Material Subsidiary, on the other hand, that is required by the rules of FINRA (or Canadian equivalent thereof) to be described in the Registration Statement and the Prospectuses that is not so described; (iv) except as described in the Prospectuses, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or, to the Company’s knowledge, any Material Subsidiary to or for the benefit of any of their respective officers or directors or any of the members of the families of any of them; and (v) the Company has not offered, or caused any placement agent to offer, Common Shares to any person with the intent to influence unlawfully (A) a customer or supplier of the Company or any Material Subsidiary to alter the customer’s or supplier’s level or type of business with the Company or any Material Subsidiary or (B) a trade journalist or publication to write or publish favorable information about the Company or any Material Subsidiary or any of their respective products or services, and, (vi) neither the Company nor any Material Subsidiary nor, to the Company’s knowledge, any employee or agent of the Company or any Material Subsidiary has made any payment of funds of the Company or any Material Subsidiary or received or retained any funds in violation of any law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977) and the Corruption of Foreign Public Officials Act (Canada)), which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectuses.

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(rr) Status Under the Securities Act. The Company was not and is not an ineligible issuer as defined in Rule 405 under the Securities Act at the times specified in Rules 164 and 433 under the Securities Act in connection with the offering of the Placement Shares.

(ss) No Misstatement or Omission in an Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus, as of its issue date and as of each Applicable Time (as defined in Section 26 below), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or either of the Prospectuses, including any incorporated document deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Agents specifically for use therein.

(tt) No Marketing Materials. The Company has not provided any “marketing materials” (as such term is defined in National Instrument 41-101 —General Prospectus Requirements (“NI 41-101”) to any potential investors of Placement Shares.

(uu) No Conflicts. Neither the execution of this Agreement, nor the issuance, offering or sale of the Placement Shares, nor the consummation of any of the transactions contemplated herein and therein, nor the compliance by the Company with the terms and provisions hereof and thereof will conflict with, or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any contract or other agreement to which the Company may be bound or to which any of the property or assets of the Company is subject, except (i) such conflicts, breaches or defaults as may have been waived and (ii) such conflicts, breaches and defaults that would not have a Material Adverse Effect; nor will such action result (x) in any violation of the provisions of the organizational or governing documents of the Company, or (y) in any material violation of the provisions of any statute or any order, rule or regulation applicable to the Company or of any court or of any federal, state, provincial or other regulatory authority or other government body having jurisdiction over the Company.

(vv) Sanctions. (i) The Company represents that, neither the Company nor any of the Material Subsidiaries (collectively, the “Entity”) nor to the Company’s knowledge, any director, officer, employee, agent, affiliate or representative of the Entity, is a government, individual, or entity (in this paragraph vv), “Person”) that is, or is owned or controlled by a Person that is:

(A) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, His Majesty’s Treasury, the Office of the Superintendent of Financial Institutions (Canada), or pursuant to the Special Economic Measures Act (Canada) or other relevant sanctions authority or relevant statute, rule, or regulation (collectively, “Sanctions”), nor

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(B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Cuba, Crimea, the so-called Donetsk People’s republic and so-called Luhansk People’s Republic regions of Ukraine, Iran, North Korea and Syria).

(ii) The Entity represents and covenants that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii) The Entity represents and covenants that, except as detailed in the Registration Statement and the Prospectuses, since April 24, 2019, it has not knowingly engaged in, is not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(ww) Corruption. Neither the Company nor the subsidiaries, nor to the knowledge of the Company and the subsidiaries, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or the subsidiaries has: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Corruption of Foreign Public Officials Act (Canada); or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment;

(xx) Stock Transfer Taxes. On each Settlement Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Placement Shares to be sold hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

(yy) Compliance with Laws. The Company has not been advised, and has no reason to believe, that it and each of the Material Subsidiaries are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not result in a Material Adverse Effect.

(zz) Compliance with NI 43-101. The Company is in compliance, in all material respects, with the provisions of National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”) and has filed all technical reports required thereby and, at the time of filing, all such reports complied, in all material respects, with the requirements of NI 43-101; all scientific and technical information disclosed in the Registration Statement and Prospectus: (i) is based upon information prepared, reviewed and/or verified by or under the supervision of a “qualified person” (as such term is defined in NI 43-101), (ii) has been prepared and disclosed in accordance with Canadian industry standards set forth in NI 43-101, and (iii) was true, complete and accurate in all material respects at the time of filing.

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(aaa) Filings. Since January 1, 2024, the Company has filed all documents or information required to be filed by it under Canadian Securities Laws, the Securities Act, the Exchange Act, the Rules and Regulations and the rules, regulations and policies of the Exchanges, except where the failure to file such documents or information will not have a Material Adverse Effect, either individually or in the aggregate; all material change reports, annual information forms, financial statements, management proxy circulars and other documents filed by or on behalf of the Company with the Exchanges, the Commission and the Canadian Securities Regulators, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and did not contain a misrepresentation (as defined under Canadian Securities Laws) at the time at which it was filed; the Company has not filed any confidential material change report or any document requesting confidential treatment with any securities regulatory authority or regulator or any exchange that at the date hereof remains confidential.

(bbb) Exchange Registration. The Common Shares are registered pursuant to Section 12(b) of the Exchange Act and is accepted for trading on the NYSE American under the symbol “ASM” and the TSX under the symbol “ASM,” and the Company has taken no action designed to terminate the registration of the Common Shares under the Exchange Act or delisting the Common Shares from either of the Exchanges, nor, except as disclosed in the Registration Statement and the Prospectuses, has the Company received any notification that the Commission, the Canadian Securities Regulators or either of the Exchanges is contemplating terminating such registration or listing. Except as disclosed in the Registration Statement and the Prospectuses, the Company has complied in all material respects with the applicable requirements of the Exchanges for maintenance of inclusion of the Common Shares thereon. The Company has obtained all necessary consents, approvals, authorizations or orders of, or filing, notification or registration with, the Exchanges, the Commission and the Canadian Securities Regulators, where applicable, required for the listing and trading of the Placement Shares, subject only to satisfying their standard listing and maintenance requirements. The Company has no reason to believe that it will not in the foreseeable future continue to be in compliance with all such listing and maintenance requirements of each Exchange.

(ccc) Cyber Security. Except as may be included or incorporated by reference in the Registration Statement and the Prospectus, (x) to the Company’s knowledge, there has been no material security breach or other material compromise of or relating to any of the Company’s information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company has not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any material security breach or other material compromise to their IT Systems and Data; (ii) the Company is presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (ii), individually or in the aggregate, result in a Material Adverse Effect; and (iii) the Company has implemented backup and disaster recovery technology consistent with industry standards and practices.

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(ddd) Outbound Investment Security Program. Neither the Company nor any of its subsidiaries is a “covered foreign person,” as that term is defined in 31 C.F.R. § 850.209. Neither the Company nor any of its subsidiaries currently engages, or has plans to engage, directly or indirectly, in a “covered activity,” as that term is defined in in 31 C.F.R. § 850.208 (“Covered Activity”). The Company does not have any joint ventures that engage in or plan to engage in any Covered Activity. The Company also does not, directly or indirectly, hold a board seat on, have a voting or equity interest in, or have any contractual power to direct or cause the direction of the management or policies of any person or persons that engages or plans to engage in any Covered Activity.

(eee) FINRA Matters. The information provided to the Agents by the Company, its counsel, and its officers and directors for purposes of the Agent’s compliance with applicable FINRA rules in connection with the offering of Placement Shares is true, complete, and correct and compliant with FINRA’s rules. The Company meets the definition of the term “experienced issuer” specified in FINRA Rule 5110(j)(6).

Any certificate signed by an officer of the Company and delivered to the Agents or to counsel for the Agents pursuant to or in connection with this Agreement shall be deemed to be a representation and warranty by the Company, as applicable, to the Agents as to the matters set forth therein.

7. Covenants of the Company. The Company covenants and agrees with each of the Agents that:

(a) Registration Statement, U.S. Prospectus and Canadian Prospectus Amendments. After the date of this Agreement and during any period in which a U.S. Prospectus or Canadian Prospectus relating to any Placement Shares is required to be delivered by Agents under the Securities Act or Canadian Securities Laws (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act or similar rule), (i) the Company will notify the Agents promptly of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference, has been filed with the Commission or the Canadian Securities Regulators and/or has become effective or any subsequent supplement to the U.S. Prospectus or Canadian Prospectus has been filed and of any request by the Commission or the Canadian Securities Regulators for any amendment or supplement to the Registration Statement, U.S. Prospectus or Canadian Prospectus, as applicable, or for additional information, (ii) the Company will prepare and file with the Commission or Canadian Securities Regulators, promptly upon any Agent’s request, any amendments or supplements to the Registration Statement, U.S. Prospectus or the Canadian Prospectus, as applicable, that, in such Agent’s reasonable opinion, may be necessary or advisable in connection with the distribution of the Placement Shares by the Agents (provided, however, that the failure of any of the Agents to make such request shall not relieve the Company of any obligation or liability hereunder, or affect any Agent’s right to rely on the representations and warranties made by the Company in this Agreement and provided, further, that the only remedy the Agents shall have with respect to the failure to make such filing shall be to cease making sales under this Agreement until such amendment or supplement is filed); (iii) the Company will not file any amendment or supplement to the Registration Statement, U.S. Prospectus or Canadian Prospectus relating to the Placement Shares or a security convertible into the Placement Shares unless a copy thereof has been submitted to Agents within a reasonable period of time before the filing and the Agents has not objected thereto (provided, however, that the failure of the Agents to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect the any Agent’s right to rely on the representations and warranties made by the Company in this Agreement and provided, further, that the only remedy such Agent shall have with respect to the failure by the Company to obtain such consent shall be to cease making sales under this Agreement until such amendment or supplement is filed) and the Company will furnish to the Agents at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement, U.S. Prospectus or Canadian Prospectus, except for those documents available via EDGAR or SEDAR, as applicable; and (iv) the Company will cause each amendment or supplement to the U.S. Prospectus or Canadian Prospectus to be filed with the Commission or the Canadian Securities Regulators as required pursuant to applicable Canadian Securities Laws and the provisions of Form F-10, or if Form F-10 is not available such other form as may be available, or, in the case of any document to be incorporated therein by reference, to be filed with the Commission as required pursuant to the Exchange Act or applicable Canadian Securities Laws, within the time period prescribed (the determination to file or not file any amendment or supplement with the Commission under this Section 7(a), based on the Company’s reasonable opinion or reasonable objections, shall be made exclusively by the Company).

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(b) Notice of Stop Orders. The Company will advise the Agents, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission, the Exchanges, CIRO or the Canadian Securities Regulators of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Placement Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued. The Company will advise the Agents promptly after it receives any request by the Commission or the Canadian Securities Regulators for any amendments to the Registration Statement or any amendment or supplements to the U.S. Prospectus, Canadian Prospectus or any Issuer Free Writing Prospectus or for additional information related to the offering of the Placement Shares or for additional information related to the Registration Statement, the U.S. Prospectus, the Canadian Prospectus or any Issuer Free Writing Prospectus.

(c) Delivery of Prospectuses; Subsequent Changes. During any period in which the U.S. Prospectus or the Canadian Prospectus relating to the Placement Shares is required to be delivered by any of the Agents under the Securities Act or Canadian Securities Laws with respect to the offer and sale of the Placement Shares, (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act or similar rule), the Company will comply with all requirements imposed upon it by the Securities Act and Canadian Securities Laws, as from time to time in force, and to file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission or the Canadian Securities Regulators pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act or Canadian Securities Laws. If the Company has omitted any information from the Registration Statement pursuant to Rule 430B under the Securities Act, it will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430B and to notify the Agents promptly of all such filings. If during such period any event occurs as a result of which the U.S. Prospectus or the Canadian Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or U.S. Prospectus to comply with the Securities Act or the Canadian Prospectus to comply with applicable Canadian Securities Laws, the Company will promptly notify Agents to suspend the offering of Placement Shares during such period and the Company will promptly amend or supplement the Registration Statement. U.S. Prospectus or the Canadian Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

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(d) Listing of Placement Shares. During any period in which the U.S. Prospectus or the Canadian Prospectus relating to the Placement Shares is required to be delivered by the Agents under the Securities Act or Canadian Securities Laws, as applicable with respect to the offer and sale of the Placement Shares, the Company will use its reasonable best efforts to cause the Placement Shares to be listed on each Exchange.

(e) Delivery of Registration Statement and Prospectuses. The Company will furnish to the Agents and their counsel (at the expense of the Company) copies of the Registration Statement, the U.S. Prospectus and the Canadian Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement, the U.S. Prospectus or the Canadian Prospectus that are filed with the Commission or the Canadian Securities Regulators, as applicable, during any period in which the U.S. Prospectus or the Canadian Prospectus relating to the Placement Shares is required to be delivered under the Securities Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein) or delivered under Canadian Securities Laws, as applicable, in each case as soon as reasonably practicable and in such quantities as the Agents may from time to time reasonably request and, at the Agents’ request, will also furnish copies of the U.S. Prospectus to each exchange or market on which sales of the Placement Shares may be made; provided, however, that the Company shall not be required to furnish any document (other than the U.S. Prospectus and the Canadian Prospectus) to the Agents to the extent such document is available on EDGAR or SEDAR, as the case may be+.

(f) Earnings Statement. The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement covering a 12-month period that satisfies the provisions of Section 11(a) and Rule 158 of the Securities Act.

(g) Use of Proceeds. The Company will use the Net Proceeds as described in the U.S. Prospectus in the section entitled “Use of Proceeds.”

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(h) Notice of Other Sales. Without the prior written consent of Agents, the Company will not, directly or indirectly, offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Common Shares (other than the Placement Shares offered pursuant to this Agreement) or securities convertible into or exchangeable for Common Shares, warrants or any rights to purchase or acquire, Common Shares during the period beginning on the fifth (5th) Trading Day immediately prior to the date on which any Placement Notice is delivered to Agents hereunder and ending on the fifth (5th) Trading Day immediately following the final Settlement Date with respect to Placement Shares sold pursuant to such Placement Notice (or, if the Placement Notice has been terminated or suspended prior to the sale of all Placement Shares covered by a Placement Notice, the date of such suspension or termination); and will not directly or indirectly in any other “at the market” or continuous equity transaction offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Common Shares (other than the Placement Shares offered pursuant to this Agreement) or securities convertible into or exchangeable for Common Shares, warrants or any rights to purchase or acquire, Common Shares prior to the later of the termination of this Agreement and the sixtieth (60th) day immediately following the final Settlement Date with respect to Placement Shares sold pursuant to such Placement Notice; provided, however, that such restrictions will not be required in connection with the Company’s issuance or sale of (i) Common Shares, options to purchase Common Shares or Common Shares issuable upon the exercise of options, pursuant to any employee or director stock option or benefits plan, stock ownership plan or dividend reinvestment plan (but not Common Shares subject to a waiver to exceed plan limits in its dividend reinvestment plan) of the Company whether now in effect or hereafter implemented, (ii) Common Shares issuable upon conversion of securities or the exercise of warrants, options or other rights in effect or outstanding, and disclosed in filings by the Company available on EDGAR or SEDAR or otherwise in writing to the Agents and (iii) Common Shares or securities convertible into or exchangeable for Common Shares as consideration for mergers, acquisitions, other business combinations or strategic alliances occurring after the date of this Agreement which are not issued for capital raising purposes.

(i) Change of Circumstances. The Company will, at any time during the pendency of a Placement Notice advise the Agents promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document required to be provided to the Agents pursuant to this Agreement.

(j) Due Diligence Cooperation. The Company will cooperate with any reasonable due diligence review conducted by any of the Agents or their representatives in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, during regular business hours and at the Company’s principal offices, as any of the Agents may reasonably request.

(k) Required Filings Relating to Placement of Placement Shares. The Company agrees that on such dates as the Canadian Securities Laws and Form F-10 shall require, the Company will (i) file a prospectus supplement with the Canadian Securities Regulators and the Commission, which prospectus supplement will set forth, within the relevant period, the amount of Placement Shares sold through the Agents, the Net Proceeds to the Company and the compensation payable by the Company to the Agents with respect to such Placement Shares, and (ii) deliver such number of copies of each such prospectus supplement to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market.

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(l) Representation Dates; Certificate. (1) Prior to the date of the first Placement Notice and (2) each time the Company:

(i) files the U.S. Prospectus or Canadian Prospectus relating to the Placement Shares or amends or supplements (other than a prospectus supplement relating solely to an offering of securities other than the Placement Shares) the Registration Statement or the U.S. Prospectus or Canadian Prospectus relating to the Placement Shares by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of documents by reference into the Registration Statement or the U.S. Prospectus or Canadian Prospectus relating to the Placement Shares;

(ii) files an Annual Report on Form 40-F under the Exchange Act (including any Form 40-F/A containing amended financial statements or a material amendment to the previously filed Form 40-F) or annual information form under Canadian Securities Law;

(iii) files or furnishes its quarterly financial statements on Form 6-K under the Exchange Act or as required pursuant to Canadian Securities Laws; or

(iv) files or furnishes a Form 6-K containing amended financial statements under the Exchange Act or files or furnishes amended financial statements as required by Canadian Securities Laws (each date of filing of one or more of the documents referred to in clauses (i) through (iv) shall be a “Representation Date”);

the Company shall furnish the Agents (but in the case of clause (iv) above only if any Agent reasonably determines that the information contained in such Form 6‑K is material) with a certificate in the form and substance satisfactory to the Agents and their counsel, substantially similar to the form previously provided to the Agents and their counsel, modified, as necessary, to relate to the Registration Statement and the Prospectus as amended or supplemented. The requirement to provide a certificate under this Section 7(l) shall be waived for any Representation Date occurring at a time a Suspension is in effect, which waiver shall continue until the earlier to occur of the date the Company delivers instructions for the sale of Placement Shares hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Shares following a Representation Date when a Suspension was in effect and did not provide the Agents with a certificate under this Section 7(l), then before the Company delivers the instructions for the sale of Placement Shares or the Agents sell any Placement Shares pursuant to such instructions, the Company shall provide the Agents with a certificate in conformity with this Section 7(l) dated as of the date that the instructions for the sale of Placement Shares are issued.

(m) Legal Opinions. (1) Prior to the date of the first Placement Notice and (2) within five (5) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate pursuant to Section 7(l) for which no waiver is applicable and excluding the date of this Agreement, the Company shall cause to be furnished to the Agents a written opinion of Lewis Brisbois Bisgaard & Smith LLP and Cozen O’Connor LLP (collectively, “Company Counsel”), or other counsel satisfactory to the Agents, in form and substance satisfactory to Agents and their counsel, substantially similar to the form attached hereto, modified, as necessary, to relate to the Registration Statement, the Canadian Prospectus and the U.S. Prospectus, as applicable, as then amended or supplemented; provided, however, the Company shall be required to furnish to Agents no more than one opinion hereunder per calendar quarter; provided, further, that in lieu of such opinions for subsequent periodic filings under the Exchange Act, counsel may furnish the Agents with a letter (a “Reliance Letter”) to the effect that the Agents may rely on a prior opinion delivered under this Section 7(m) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement, the Canadian Prospectus and the U.S. Prospectus as amended or supplemented as of the date of the Reliance Letter).

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(n) Company’s Title Certificate. (1) Prior to the date of the first Placement Notice and (2) within five (5) Trading Days of the date on which the Company files an Annual Report on Form 40-F, the Company shall cause to be furnished to the Agents a certificate stating that no issues exist with respect to the title, surface rights, subsurface rights, exploration and exploitation rights, as applicable on the Material Properties except as may be set forth in the Registration Statement and Prospectus.

(o) Comfort Letter. (1) Prior to the date of the first Placement Notice and (2) within five (5) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate pursuant to Section 7(l) for which no waiver is applicable and excluding the date of this Agreement, the Company shall cause its independent registered public accounting firm to furnish the Agents letters (the “Comfort Letter”), dated the date the Comfort Letter is delivered, which shall meet the requirements set forth in this Section 7(o); provided, that if requested by any Agent, the Company shall cause a Comfort Letter to be furnished to the Agents within ten (10) Trading Days of the date of occurrence of any material transaction or event, including the restatement of the Company’s financial statements. The Comfort Letter from the Company’s independent registered public accounting firm shall be in a form and substance satisfactory to the Agents, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and the PCAOB and are an independent auditor as required by Canadian Securities Laws, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectuses, as amended and supplemented to the date of such letter.

(p) Engineer Comfort Letter. (1) Prior to the date of the first Placement Notice and (2) within five (5) Trading Days of the filing of the Form 40-F, the Company shall cause its independent mining engineer to furnish the Agents letters (the “Engineer Comfort Letter”), dated the date the Engineer Comfort Letter is delivered, which shall meet the requirements set forth in this Section 7(p); provided, that if requested by any Agent, the Company shall cause an Engineer Comfort Letter to be furnished to the Agents within ten (10) Trading Days of the date of occurrence of any material transaction or event. The Engineer Comfort Letter from the Company’s independent mining engineer shall be in a form reasonably acceptable to the Agents.

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(q) Market Activities. The Company will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization, maintenance or manipulation of the price of any security of the Company to facilitate the sale or resale of Common Shares or (ii) sell, bid for, or purchase Common Shares, or pay anyone any compensation for soliciting purchases of the Placement Shares other than the Agents.

(r) Investment Company Act. The Company will conduct its affairs in such a manner so as to reasonably ensure that neither it nor any of the Material Subsidiaries will be or become, at any time prior to the termination of this Agreement, required to register as an “investment company,” as such term is defined in the Investment Company Act.

(s) No Offer to Sell. Other than an Issuer Free Writing Prospectus approved in advance by the Company and the Agents in their capacity as agent hereunder, neither the Agents nor the Company (including its agents and representatives, other than any of the Agents in its capacity as such) will make, use, prepare, authorize, approve or refer to any written communication (as defined in Rule 405 under the Securities Act), required to be filed with the Commission, that constitutes an offer to sell or solicitation of an offer to buy Placement Shares hereunder.

(t) Blue Sky and Other Qualifications. The Company will use its commercially reasonable efforts, in cooperation with the Agents, to qualify the Placement Shares for offering and sale, or to obtain an exemption for the Placement Shares to be offered and sold, under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Agents may designate and to maintain such qualifications and exemptions in effect for so long as required for the distribution of the Placement Shares (but in no event for less than one year from the date of this Agreement); provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Placement Shares have been so qualified or exempt, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification or exemption, as the case may be, in effect for so long as required for the distribution of the Placement Shares (but in no event for less than one year from the date of this Agreement).

(u) Disclosure Controls and Procedures and Internal Control Over Financial Reporting. The Company and the Material Subsidiaries will maintain and keep accurate books and records reflecting their assets and maintain internal accounting controls and procedures in a manner designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and including those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit the preparation of the Company’s consolidated financial statements in accordance with IFRS or GAAP as may then be applicable, (iii) that receipts and expenditures of the Company are being made only in accordance with management’s and the Company’s directors’ authorization, and (iv) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on its financial statements. The Company and the Material Subsidiaries will maintain such controls and other procedures, including, without limitation, those required by Sections 302 and 906 of the Sarbanes-Oxley Act and those required by applicable NI 52-109, and the applicable regulations thereunder that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act or Canadian Securities Laws is recorded, processed, summarized and reported, within the time periods specified in the Commission’s or Canadian Securities Regulators’ rules and forms, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act or Canadian Securities Laws is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure and to ensure that material information relating to the Company or the Material Subsidiaries is made known to them by others within those entities, particularly during the period in which such periodic reports are being prepared.

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(v) Secretary’s Certificate; Further Documentation. Prior to the date of the first Placement Notice, the Company shall deliver to the Agents a certificate of the Secretary of the Company and attested to by an executive officer of the Company, dated as of such date, certifying as to (i) the Memorandum of the Company, (ii) the Articles of the Company, (iii) the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and the issuance of the Placement Shares and (iv) the incumbency of the officers duly authorized to execute this Agreement and the other documents contemplated by this Agreement. Within five (5) Trading Days of each Representation Date, the Company shall have furnished to the Agents such further information, certificates and documents as any Agent may reasonably request.

(w) Canadian Securities Laws, Securities Act, and Exchange Act. The Company will use its commercially reasonable efforts to comply in all material respects with all requirements imposed upon it by Canadian Securities Laws, the Securities Act, the Exchange Act and the rules of the Exchanges as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Placement Shares as contemplated by the provisions hereof and the U.S. Prospectus.

(x) Reports, etc. The Company will use its commercially reasonable efforts to (i) file promptly all reports required to be filed by the Company with the Commission or the Canadian Securities Regulators; (ii) file promptly all reports and other documents required to be filed by the Company to comply with Canadian Securities Laws, (iii) provide the Agents with a copy of such reports and statements and other documents filed by the Company pursuant to the Canadian Securities Laws and to promptly notify the Agents of such filing unless available on SEDAR; (iv) advise the Agent, promptly after it receives notices thereof, (x) of any request by the Canadian Securities Regulators or the Commission to amend or supplement the Registration Statement, the Canadian Base Prospectus, the U.S. Base Prospectus, the U.S. Prospectus Supplement, the Canadian Prospectus Supplement or the Issuer Free Writing Prospectus, if any, or for additional information with respect thereto or (y) of the issuance by the Commission or a Canadian Securities Regulator of any stop order suspending the effectiveness of the Registration Statement or either of the Prospectuses, respectively, or the institution or threatening of any proceeding for any such purpose.

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(y) Shelf Procedures. The Company shall comply with the requirements of the Shelf Procedures and General Instruction II.L of Form F-10 and file the Canadian Prospectus Supplement with the Canadian Securities Regulators and the U.S. Prospectus Supplement with the Commission on the day which is no later than two Business Days following the date of this Agreement. If during the period in which a prospectus is required by law to be delivered by the Agent, any event shall occur that makes any statement made in the Registration Statement, the U.S. Prospectus, the Canadian Prospectus or the Issuer Free Writing Prospectus, if any, untrue or that as a result of which, in the judgment of the Company or in the reasonable opinion of the Agents or counsel for the Agents, it becomes necessary to amend or supplement the Registration Statement in order to make the statements therein not misleading, or the U.S. Prospectus or the Canadian Prospectus in order to (i) constitute full, true and plain disclosure of all material facts relating to the Company and the Material Subsidiaries (taken as a whole) and the Placement Shares; and (ii) make the statements therein, in the light of the circumstances in which they are made, not misleading, or, if it is necessary at any time to amend or supplement the Registration Statement, the U.S. Prospectus, the Canadian Prospectus or the Issuer Free Writing Prospectus, if any, to comply with any law, the Company promptly will prepare and file with the Commission and the Canadian Securities Regulators, and furnish at its own expense to the Agent, an appropriate amendment to the Registration Statement or supplement to the U.S. Prospectus, Canadian Prospectus or the Issuer Free Writing Prospectus, if any, so that the Registration Statement as so amended or the U.S. Prospectus or the Canadian Prospectus, as so amended or supplemented will (i) constitute full, true and plain disclosure of all material facts relating to the Company and the Material Subsidiaries (taken as a whole) and the Placement Shares; and (ii) not, in the light of the circumstances when it is so delivered, be misleading, or so that the Registration Statement, U.S. Prospectus or the Canadian Prospectus shall comply with such law. Before amending the Registration Statement or amending or supplementing the U.S. Prospectus or the Canadian Prospectus in connection with this Agreement, the Company shall furnish the Agents with a copy of such proposed amendment or supplement and shall not file such amendment or supplement to which an Agent reasonably objects.

(z) Marketing Materials. During the term of this Agreement, the Company shall not provide any “marketing materials” (as such term is defined in NI 41-101) in Canada.

8. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation and filing of the Registration Statement, including any fees required by the Commission or the Canadian Securities Regulators, and the printing or electronic delivery of the Registration Statement, the Form F-X and the Prospectuses as originally filed and of each amendment and supplement thereto, in such number as the Agents shall deem necessary, (ii) the printing and delivery to the Agents of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Placement Shares, (iii) the preparation, issuance and delivery of the certificates, if any, for the Placement Shares to the Agents, including any stock or other transfer taxes and any capital duties, stamp duties or other duties or taxes payable upon the sale, issuance or delivery of the Placement Shares to the Agents, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Company, (v) the reasonable fees and expenses of the Agents, including but not limited to the fees and expenses of the counsel to the Agents, payable upon execution of this Agreement, in an amount not to exceed US$100,000; (vi) the qualification or exemption of the Placement Shares under state and provincial securities laws in accordance with the provisions of Section 7(r) hereof, including filing fees, but excluding fees of the Agents’ counsel, (vii) the printing and delivery to the Agents of copies of any Permitted Free Writing Prospectus and the Prospectuses and any amendments or supplements thereto in such number as the Agents shall deem necessary, (viii) the preparation, printing and delivery to the Agents of copies of the blue sky survey, (ix) the fees and expenses of the transfer agent and registrar for the Common Shares, (x) the filing and other fees incident to any review by FINRA of the terms of the sale of the Placement Shares including the fees of the Agents’ counsel (subject to the cap, set forth in clause (v) above), and (xi) the fees and expenses incurred in connection with the listing of the Placement Shares on each Exchange.

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9. Conditions to Agents’ Obligations. The obligations of the Agents hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties made by the Company herein, to the due performance by the Company of its obligations hereunder, to the completion by the Agents of a due diligence review satisfactory to it in its reasonable judgment, and to the continuing satisfaction (or waiver by the Agents in their sole discretion) of the following additional conditions:

(a) Registration Statement Effective. The Registration Statement shall have become effective and shall be available for the (i) resale of all Placement Shares issued to the Agents and not yet sold by the Agents and (ii) sale of all Placement Shares contemplated to be issued by any Placement Notice.

(b) No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company of any request for additional information from the Commission, the Canadian Securities Regulators or any other federal, state or provincial Governmental Authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectuses; (ii) the issuance by the Commission, the Canadian Securities Regulators or any other federal, state or provincial Governmental Authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) the occurrence of any event that makes any statement of a material fact made in the Registration Statement or either of the Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or that requires the making of any changes in the Registration Statement, the Prospectuses or documents so that, in the case of the Registration Statement, it will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of each Prospectus, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) No Misstatement or Material Omission. The Agents shall not have advised the Company that the Registration Statement or the Prospectuses, or any amendment or supplement thereto, contains an untrue statement of fact that in the Agents’ reasonable opinion is material, or omits to state a fact that in the Agents’ reasonable opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

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(d) Material Changes. Except as contemplated in the Prospectuses, or disclosed in the Company’s reports filed with the Commission and the Canadian Securities Regulators, there shall not have been any material adverse change in the authorized capital stock of the Company or any Material Adverse Effect or any development that could reasonably be expected to cause a Material Adverse Effect, or a downgrading in or withdrawal of the rating assigned to any of the Company’s securities (other than asset backed securities) by any rating organization or a public announcement by any rating organization that it has under surveillance or review its rating of any of the Company’s securities (other than asset backed securities), the effect of which, in the case of any such action by a rating organization described above, in the reasonable judgment of any of the Agents (without relieving the Company of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering of the Placement Shares on the terms and in the manner contemplated in the Prospectuses.

(e) Legal Opinions. The Agents shall have received the opinions of Company Counsel required to be delivered pursuant to Section 7(m) on or before the date on which such delivery of such opinion is required pursuant to Section 7(m).

(f) Comfort Letters. The Agents shall have received the Comfort Letter and Engineer Comfort Letter required to be delivered pursuant to Section 7(o) and Section 7(p) on or before the date on which such delivery of such Comfort Letters is required pursuant to Section 7(o) and Section 7(p).

(g) Representation Certificate. The Agents shall have received the certificate required to be delivered pursuant to Section 7(l) on or before the date on which delivery of such certificate is required pursuant to Section 7(l).

(h) No Suspension. Trading in the Common Shares shall not have been suspended on either Exchange and the Common Shares shall not have been delisted from either Exchange.

(i) Other Materials. On each date on which the Company is required to deliver a certificate pursuant to Section 7(l) and Section 7(n), the Company shall have furnished to the Agents such appropriate further information, opinions, certificates, letters and other as the Agents may reasonably request. All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof.

(j) Securities Act Filings Made. All filings with the Canadian Securities Regulators and the Commission required by Canadian Securities Laws and Form F-10 to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing.

(k) Approval for Listing. The Placement Shares shall either have been approved for listing on each Exchange, subject only to notice of issuance, or the Company shall have filed an application for listing of the Placement Shares on each Exchange at, or prior to, the issuance of any Placement Notice and each Exchange shall have reviewed such application and not provided any objections to such application.

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(l) FINRA. If applicable, FINRA shall not have raised any objection to the terms of this offering and the amount of compensation allowable or payable to the Agents as described in the U.S. Prospectus.

(m) No Termination Event. There shall not have occurred any event that would permit the Agents to terminate this Agreement pursuant to Section 12(a).

(n) No Governmental Objections. No U.S., Canadian, or other Governmental Authority shall have issued any opinion, guidance, objection, or advice that can be construed as limiting or restricting in any way the ability of the Agents to carry out the transactions contemplated hereunder.

10. Indemnification and Contribution.

(a) Company Indemnification. The Company agrees to indemnify and hold harmless the Agents, each of the Agents’ affiliates and their respective partners, members, directors, officers, employees and agents and each person, if any, who controls the applicable Agent or any affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any related Issuer Free Writing Prospectus or the Prospectuses (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any Governmental Authority, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 10(d) below) any such settlement is effected with the written consent of the Company, which consent shall not unreasonably be delayed or withheld; and

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Authority, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made solely in reliance upon and in conformity with the Agent Information (as defined below).

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(b) Agent Indemnification. Each Agent, severally but not jointly, agrees to indemnify and hold harmless the Company and its directors and each officer and director of the Company who signed the Registration Statement or the Prospectuses, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 10(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendments thereto), the Prospectuses (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information relating to the Agents and furnished to the Company in writing by the Agents expressly for use therein. The Company hereby acknowledges that the only information that the Agents have furnished to the Company expressly for use in the Registration Statement, the U.S. Prospectus, the Canadian Prospectus or any Issuer Free Writing Prospectus (or any amendment or supplement thereto) are the statements set forth in the ninth and eleventh paragraph and the second and third sentences of the thirteenth paragraph under the caption “Plan of Distribution” in the Prospectus Supplements (the “Agent Information”).

(c) Procedure. Any party that proposes to assert the right to be indemnified under this Section 10 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 10, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 10 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 10 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any other legal expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or counsel reasonably satisfactory to the indemnified party, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm (plus local counsel) admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 10 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (1) includes an express and unconditional release of each indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability arising out of such litigation, investigation, proceeding or claim and (2) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

_____________________

1 NTD: Blood to be finalized when ATM prospectus is finalized

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(d) Settlement Without Consent if Failure to Reimburse. If an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 10(a)(ii) effected without its written consent if (1) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (2) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (3) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 10 is applicable in accordance with its terms but for any reason is held to be unavailable or insufficient from the Company or an Agent, the Company and such Agent will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which the Company and the Agents may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Agents on the other hand. The relative benefits received by the Company on the one hand and the Agents on the other hand shall be deemed to be in the same proportion as the total net proceeds from the sale of the Placement Shares (before deducting expenses) received by the Company bear to the total compensation received by an Agent from the sale of Placement Shares on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Agents, on the other hand, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Agents, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agents agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for the purpose of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 10(c) hereof. Notwithstanding the foregoing provisions of this Section 10(e), an Agent shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10(e), any person who controls a party to this Agreement within the meaning of the Securities Act, any affiliates of the Agents and any officers, directors, partners, employees or agents of the Agents or any of its affiliates, will have the same rights to contribution as that party, and each director of the Company and each officer of the Company who signed the Registration Statement or the Prospectuses will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 10(e), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 10(e) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 10(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 10(c) hereof. The Agents’ respective obligations to contribute pursuant to this Section 10(e) are several in proportion to the respective compensation received by the Agents from the sale of Placement Shares sold hereunder, and not joint.

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11. Representations and Agreements to Survive Delivery. The indemnity and contribution agreements contained in Section 10 of this Agreement and all representations and warranties of the Company herein or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of any Agent, any controlling persons, or the Company (or any of their respective officers, directors or controlling persons), (ii) delivery and acceptance of the Placement Shares and payment therefor or (iii) any termination of this Agreement.

12. Termination.

(a) Each Agent may terminate this Agreement with respect to itself, by notice to the Company, as hereinafter specified at any time (1) if there has been, since the time of execution of this Agreement or since the date as of which information is given in the Prospectuses, any change, or any development or event involving a prospective change, in the condition, financial or otherwise, or in the business, properties, earnings, results of operations or prospects of the Company and the Material Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, which individually or in the aggregate, in the sole judgment of such Agent has or could reasonably be expected to have a Material Adverse Effect and makes it impractical or inadvisable to market the Placement Shares or to enforce contracts for the sale of the Placement Shares, (2) if there has occurred any material adverse change in the financial markets in the United States or Canada or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of such Agent, impracticable or inadvisable to market the Placement Shares or to enforce contracts for the sale of the Placement Shares, (3) if trading in the Common Shares has been suspended or limited by the Commission, any Canadian Securities Regulator, CIRO or either Exchange, or if trading generally on either Exchange has been suspended or limited, or minimum prices for trading have been fixed on either Exchange, (4) if any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market shall have occurred and be continuing, (5) if a major disruption of securities settlements or clearance services in the United States or Canada shall have occurred and be continuing, or (6) if a banking moratorium has been declared by U.S. Federal, Canadian or New York authorities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 8 (Payment of Expenses), Section 10 (Indemnification and Contribution), Section 11 (Representations and Agreements to Survive Delivery), Section 13 (Notices), Section 14 (Successors and Assigns), Section 16 (Entire Agreement; Amendment; Severability) Section 17 (Governing Law and Time; Waiver of Jury Trial), Section 18 (Consent to Jurisdiction), Section 19 (Appointment of Agent for Service), Section 20 (Judgment Currency), Section 24 (Absence of Fiduciary Relationship) and Section 25 (Definitions) hereof shall remain in full force and effect notwithstanding such termination. If an Agent elects to terminate this Agreement as provided in this Section 12(a), such Agent shall provide the required notice as specified in Section 13 (Notices). For the avoidance of doubt, the termination by one Agent of its rights and obligations under this Agreement pursuant to this Section 12(a) shall not affect the rights and obligations of the other Agent under this Agreement.

(b) The Company shall have the right, by giving ten (10) days’ notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 8, Section 10, Section 11, Section 13, Section 14, Section 16, Section 17, Section 18, Section 19, Section 20, Section 24 and Section 25 hereof shall remain in full force and effect notwithstanding such termination.

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(c) Each of the Agents shall have the right, by giving ten (10) days’ notice as hereinafter specified to terminate this Agreement with respect to itself in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 8, Section 10, Section 11, Section 13, Section 14, Section 16, Section 17, Section 18, Section 19, Section 20, Section 24 and Section 25 hereof shall remain in full force and effect notwithstanding such termination. For the avoidance of doubt, the termination by one Agent of its rights and obligations under this Agreement pursuant to this Section 12(c) shall not affect the rights and obligations of the other Agent under this Agreement.

(d) This Agreement shall remain in full force and effect unless terminated pursuant to Sections 12(a), (b) or (c) above or otherwise by mutual agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that Section 8, Section 10, Section 11, Section 13, Section 14, Section 16, Section 17, Section 18, Section 19, Section 20, Section 24 and Section 25 shall remain in full force and effect.

(e) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by the relevant Agent or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Shares, such Placement Shares shall settle in accordance with the provisions of this Agreement.

13. Notices. All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing, unless otherwise specified, and if sent to the Agents, shall be delivered to:

Cantor Fitzgerald & Co.

110 East 59th Street

New York, NY 10022

Attention: Capital Markets

Email: [redacted-confidential information]

with a copy to

Cantor Fitzgerald & Co.

110 East 59th Street

New York, NY 10022

Attention: General Counsel

Email: [redacted-confidential information]

H.C. Wainwright & Co., LLC

430 Park Avenue, 3rd Fl.

New York, NY 10022

Attention: Mark Viklund, CEO

Facsimile: [redacted-confidential information]

Email: [redacted-confidential information]

Roth Capital Partners, LLC

888 San Clemente Drive

New Port Beach, CA 92600

Attention: Aaron M. Gurewitz, Head of Equity Capital Markets

Facsimile: [redacted-confidential information]

A.G.P./Alliance Global Partners

590 Madison Avenue, 28th Floor

New York, NY 10022

Attention: Thomas J. Higgins, General Securities Principal and Supervisor

Facsimile: [redacted-confidential information]

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and with a copy to:

Cooley LLP

55 Hudson Yards

New York, NY 10001

Attention: Daniel I. Goldberg, Esq.

Facsimile: [redacted-confidential information]

and with a copy to:

Stikeman Elliott LLP

5300 Commerce Court West

199 Bay Street

Toronto, ON M5L 1B9

Canada

Attention: Ivan Grbešić

Facsimile: [redacted-confidential information]

and if to the Company, shall be delivered to:

Avino Silver & Gold Mines Ltd.

Suite 900, 570 Granville Street

Vancouver, BC V6C 3P1

Attention: David Wolfin

Facsimile: [redacted-confidential information]

and with a copy to:

Lewis Brisbois Bisgaard & Smith LLP

333 Bush Street, Suite 1100

San Francisco, CA 94104

Attention: Daniel B. Eng

Facsimile: [redacted-confidential information]

and:

Cozen O’Connor LLP

Bentall 5, 550 Burrard St

Suite 2501

Vancouver, BC V6C 2B5

Attention: Brian Fast

Facsimile: [redacted-confidential information]

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Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid). For purposes of this Agreement, “Business Day” shall mean any day on which each Exchange and commercial banks in the City of New York and the City of Toronto are open for business.

An electronic communication (“Electronic Notice”) shall be deemed written notice for purposes of this Section 13 if sent to the electronic mail address specified by the receiving party under separate cover. Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives verification of receipt by the receiving party. Any party receiving Electronic Notice may request and shall be entitled to receive the notice on paper, in a nonelectronic form (“Nonelectronic Notice”) which shall be sent to the requesting party within ten (10) days of receipt of the written request for Nonelectronic Notice.

14. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and the Agents and their respective successors and the affiliates, controlling persons, officers and directors referred to in Section 10 hereof. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. No party may assign its rights or obligations under this Agreement without the prior written consent of the other parties; provided, however, that each of the Agents may assign its rights and obligations hereunder to an affiliate thereof without obtaining the Company’s consent.

15. Adjustments for Stock Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock consolidation, stock dividend or similar event effected with respect to the Placement Shares.

16. Entire Agreement; Amendment; Severability; Waiver. This Agreement (including all schedules and exhibits attached hereto and Placement Notices issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Agents. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement. No implied waiver by a party shall arise in the absence of a waiver in writing signed by such party. No failure or delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power, or privilege hereunder.

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17. GOVERNING LAW AND TIME; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

18. CONSENT TO JURISDICTION. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH ANY TRANSACTION CONTEMPLATED HEREBY, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF (CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. TO THE EXTENT THAT THE COMPANY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY (ON THE GROUNDS OF SOVEREIGNTY OR OTHERWISE) FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ITS PROPERTY, THE COMPANY IRREVOCABLY WAIVES, AS AGENTS FOR SUITS, ACTIONS OR PROCEEDINGS HEREUNDER, TO THE FULLEST EXTENT PERMITTED BY LAW, SUCH IMMUNITY IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING.

19. Appointment of Agent for Service. The Company has filed with the Commission a Form F-X appointing Cogency Global Inc. (or any successor) as its agent for service of process in any suit, action or proceeding described in Section 18 and agrees that service of process in any such suit, action or proceeding may be made upon it at the office of such agent. The Company waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. The Company represents and warrants that such agent has agreed to act as the Company’s agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect.

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20. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Agents could purchase United States dollars with such other currency in The City of New York on the Business Day preceding that on which final judgment is given. The obligation of the Company with respect to any sum due from it to an Agent or any person controlling such Agent shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first Business Day following receipt by an Agent or any person controlling such Agent of any sum in such other currency, and only to the extent that such Agent or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to an Agent or controlling person hereunder, the Company agrees as a separate obligation and notwithstanding any such judgment, to indemnify such Agent or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to an Agent or controlling person hereunder, such Agent or controlling person agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to such Agent or controlling person hereunder.

21. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile or by electronic delivery of a portable document format (PDF) file (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com).

22. Effect of Headings.

The section and exhibit headings herein are for convenience only and shall not affect the construction hereof. References herein to any law, statute, ordinance, code, regulation, rule or other requirement of any Governmental Authority shall be deemed to refer to such law, statute, ordinance, code, regulation, rule or other requirement of any Governmental Authority as amended, reenacted, supplemented or superseded in whole or in part and in effect from time to time and also to all rules and regulations promulgated thereunder.

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23. Permitted Free Writing Prospectuses.

The Company represents, warrants and agrees that, unless it obtains the prior written consent of the Agents, and each of the Agent represents, warrants and agrees that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Placement Shares that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Agents or by the Company, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents and warrants that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. For the purposes of clarity, the parties hereto agree that all free writing prospectuses, if any, listed in Exhibit 23 hereto are Permitted Free Writing Prospectuses.

24. Absence of Fiduciary Relationship.

The Company acknowledges and agrees that:

(a) Each of the Agents is acting solely as agent in connection with the public offering of the Placement Shares and in connection with each transaction contemplated by this Agreement and the process leading to such transactions, and no fiduciary or advisory relationship between the Company or any of its respective affiliates, shareholders (or other equity holders), creditors or employees or any other party, on the one hand, and the Agents, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not the Agents have advised or is advising the Company on other matters, and the Agents have no obligation to the Company with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement;

(b) it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c) neither the Agents nor any of their affiliates have provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(d) it is aware that the Agents and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Agents and their affiliates have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship or otherwise; and

(e) it waives, to the fullest extent permitted by law, any claims it may have against any Agent or its affiliates for breach of fiduciary duty or alleged breach of fiduciary duty in connection with the sale of Placement Shares under this Agreement and agrees that such Agent and its affiliates shall not have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Company, employees or creditors of Company, other than in respect of the Agents’ obligations under this Agreement and to keep information provided by the Company to the Agents and the Agents’ counsel confidential to the extent not otherwise publicly-available.

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25. Definitions.

As used in this Agreement, the following terms have the respective meanings set forth below:

“Applicable Time” means (i) each Representation Date, (ii) the time of each sale of any Placement Shares pursuant to this Agreement and (iii) each Settlement Date.

“Governmental Authority” means (i) any federal, provincial, state, local, municipal, national or international government or governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court, tribunal, arbitrator or arbitral body (public or private); (ii) any self-regulatory organization; or (iii) any political subdivision of any of the foregoing.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Placement Shares that (1) is required to be filed with the Commission by the Company, (2) is a “road show” that is a “written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission, or (3) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Placement Shares or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act Regulations.

“Rule 164,” “Rule 172,” “Rule 405,” and “Rule 433” refer to such rules under the Rules and Regulations.

All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statement or the Prospectuses (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statement or the Prospectuses, as the case may be.

All references in this Agreement to the Registration Statement, the U.S. Prospectus, the Canadian Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission or the Canadian Securities Regulators pursuant to EDGAR and SEDAR, as applicable; all references in this Agreement to any Issuer Free Writing Prospectus (other than any Issuer Free Writing Prospectuses that, pursuant to Rule 433, are not required to be filed with the Commission) shall be deemed to include the copy thereof filed with the Commission pursuant to EDGAR; and all references in this Agreement to “supplements” to the Prospectuses shall include, without limitation, any supplements, “wrappers” or similar materials prepared in connection with any offering, sale or private placement of any Placement Shares by the Agents outside of the United States or Canada.

[Signature Page Follows]

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If the foregoing correctly sets forth the understanding among the Company and the Agents, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company and the Agents.

Very truly yours,

Avino Silver & Gold Mines Ltd.

By:	/s/ David Wolfin
Name: David Wolfin
Title: Chief Executive Officer

ACCEPTED as of the date first-above written:

CANTOR FITZGERALD & CO.

By:	/s/ Sameer Vasudev
Name: Sameer Vasudev
Title: Managing Director

H.C. WAINWRIGHT & CO., LLC

By:	/s/ Mark W. Viklund
Name: Mark W. Viklund
Title: Chief Executive Officer
ROTH CAPITAL PARTNERS, LLC

By:	/s/ Aaron M. Gurewitz
Name: Aaron M. Gurewitz
Title: President & Head of Investment Banking
A.G.P./ALLIANCE GLOBAL PARTNERS

By:	/s/ Thomas J. Higgins
Name: Thomas J. Higgins
Title: Managing Director

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SCHEDULE 1

__________________________

FORM OF PLACEMENT NOTICE

__________________________

From:	Avino Silver & Gold Mines Ltd.

To:	Cantor Fitzgerald & Co. (the “Designated Agent”)
Attention: _____________________

Subject:	Placement Notice

Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Sales Agreement among Avino Silver & Gold Mines Ltd., a company amalgamated under the Business Corporations Act (British Columbia) (the “Company”), Cantor Fitzgerald & Co., H.C. Wainwright & Co., LLC, Roth Capital Partners, LLC and A.G.P./Alliance Global Partners (collectively, the “Agents” and each individually an “Agent”), dated June [•], 2025, the Company hereby requests that the Designated Agent sell up to ____________ of the Company’s common shares, no par value per share, at a minimum market price of $_______ per share, during the time period beginning [month, day, time] and ending [month, day, time].

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SCHEDULE 2

__________________________

Compensation

__________________________

The Company shall pay to the Designated Agent in cash, upon each sale of Placement Shares pursuant to this Agreement, an amount of up to 3.0% of the aggregate gross proceeds from each sale of Placement Shares.

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SCHEDULE 3

__________________________

Notice Parties

__________________________

The Company

David Wolfin ([email])

Nathan Harte ([email])

The Designated Agent - Cantor Fitzgerald & Co.

Sameer Vasudev ([email])

With copies to:

[email]

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SCHEDULE 4

__________________________

Material Subsidiaries

__________________________

La Preciosa Silver and Gold Mines Ltd.	British Columbia, Canada	100%
Cervantes LLC	Delaware	100% indirect (La Preciosa)
La Luna Silver and Gold Mines Ltd.	British Columbia, Canada	100%
Proyectos Mineros La Preciosa S.A. de C.V.	Mexico	97.73% indirect (La Preciosa) 2.27% indirect (La Luna)
Oniva Silver and Gold Mines S.A. de C.V.	Mexico	100%
Nueva Vizcaya Mining, S.A. de C.V.	Mexico	100%
Promotora Avino, S.A. de C.V.	Mexico	79.09%
Compañía Minera Mexicana de Avino, S.A. de C.V.	Mexico	98.45% direct 1.22% indirect (Promotora) 99.67% effective

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EXHIBIT 6(dd)

1.   Title Opinion dated March 25, 2025 prepared by Bufete González Olguín, S.C. on the Avino Property, Mexico.

2.   Title Opinion dated March 26, 2025 prepared by Bufete González Olguín, S.C. on La Preciosa Property, Mexico.

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Exhibit 23

Permitted Free Writing Prospectus

None.

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